Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 10 – INCOME TAXES

The components of the federal income tax provision (credit) for the years ended December 31 are as follows (dollars in thousands):

	2011	2010	2009
Current tax expense (benefit)	$314	$—	$—
Change in valuation allowance	—	(2,136)	—
Deferred tax expense (benefit)	784	(1,364)	1,120

Total provision (credit) for income taxes	$1,098	$(3,500)	$1,120

A summary of the source of differences between income taxes at the federal statutory rate and the provision (credit) for income taxes for the years ended December 31 is as follows (dollars in thousands):

	2011	2010	2009
Tax expense at statutory rate	$1,127	$(1,332)	$1,202
Increase (decrease) in taxes resulting from:
Tax-exempt interest	(59)	(73)	(106)
Change in valuation allowance	—	(2,136)	—
Other	30	41	24

Provision for (benefit of) income taxes, as reported	$1,098	$(3,500)	$1,120

Deferred income taxes are provided for the temporary differences between the financial reporting and tax bases of the Corporation’s assets and liabilities. The major components of net deferred tax assets at December 31 are as follows (dollars in thousands):

	2011	2010
Deferred tax assets:
NOL carryforward	$9,073	$9,342
Allowance for loan losses	1,785	2,248
Alternative Minimum Tax Credit	1,463	1,463
OREO Tax basis > book basis	1,050	1,081
Tax credit carryovers	672	672
Deferred compensation	217	247
Stock option compensation	172	204
Depreciation	225	118
Intangible assets	77	95
Other	110	11

Total deferred tax assets	14,844	15,481

Valuation allowance	$(6,010)	$(6,010)

Deferred tax liabilities:
FHLB stock dividend	(103)	(128)
Unrealized gain on securities	(168)	(315)
Mortgage servicing rights	(136)	—

Total deferred tax liabilities	(407)	(443)

Net deferred tax asset	$8,427	$9,028

A valuation allowance is provided against deferred tax assets when it is more likely than not that some or all of the deferred tax asset will not be realized. The Corporation, as of December 31, 2011 had a net operating loss and tax credit carryforwards for tax purposes of approximately $26.7 million, and $2.1 million, respectively. The Corporation will continue to evaluate the future benefits from these carryforwards and at such time as it becomes “more likely than not” that they would be utilized prior to expiration will recognize the additional benefits as an adjustment to the valuation allowance. The net operating loss carryforwards expire twenty years from the date they originated. These carryforwards, if not utilized, will begin to expire in the year 2023. A portion of the NOL, approximately $15.6 million, and all of the credit carryforwards are subject to the limitations for utilization as set forth in Section 382 of the Internal Revenue Code. The annual limitation is $1.400 million for the NOL and the equivalent value of tax credits, which is approximately $.477 million. These limitations for use were established in conjunction with the recapitalization of the Corporation in December 2004.